EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Highland Business Services, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marie C Moffett, President, and Rodger D Spainhower, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marie C Moffett	/s/ Rodger D Spainhower
Name: Marie C Moffett Title: President and Chief Operating Officer Date: January 14, 2009	Name: Rodger D Spainhower Title: Chief Executive Officer and Chief Financial Officer Date: January 14, 2009